UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 11/25/2005

                                Technitrol, Inc.
             (Exact Name of registrant as specified in its charter)

              PA                      001-05375                  23-1292472
 (State or other jurisdiction        (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)

                1210 Northbrook Dr., Suite 470, Trevose, PA 19053
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (215) 355-2900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets

      As previously reported, Technitrol, Inc., through an indirectly wholly-owned subsidiary, completed its acquisition of LK Products Oy ("LK") on September 8, 2005. On September 14, 2005, Technitrol filed a current report on Form 8-K disclosing the completion of the acquisition. As permitted under Item
9.01 of Form 8-K, the financial statements of LK and the pro forma financial information were omitted.

      This Amendment No. 1 to the current report on Form 8-K filed September 14, 2005 is being filed to include the previously omitted financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

      The audited Combined Statements of Income, Combined Balance Sheets and Combined Statements of Cash Flows ("financial statements") and the report of KPMG Oy Ab, Independent Auditors, relating to such financial statements are attached hereto as Exhibit 99.1.

      (b) Pro Forma Financial Information.

      The unaudited pro forma financial results for the year ended December 31, 2004 and nine months ended September 30, 2005 are attached hereto as Exhibit
99.2. The unaudited pro forma financial results have been prepared assuming that the acquisition of LK had occurred on January 1, 2004. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on January 1, 2004 or that may be attained in the future. Such information should be read in conjunction with the historical financial statements of Technitrol.

      (d) Exhibits.

      23.1 Independent Auditors' Consent

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TECHNITROL, INC.

Date: November 25, 2005       By: /s/ Drew A. Moyer
                                  ----------------------------------------------
                                  Drew A Moyer
                                  Sr. Vice President and Chief Financial Officer

                                  Exhibit Index

Exhibit No.     Description

23.1            Independent Auditors' Consent

99.1            Audited financial statements listed in Item 9.01(a) above

99.2            Pro forma financial information listed in Item 9.01(b) above